EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VSUS Technologies Incorporated (the "Registrant") on Form 10-QSB for the three-month period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Steven Goldberg, Chief Financial Officer (and principal executive and accounting officer) of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By:	/s/ Steven Goldberg
Steven Goldberg Chief Financial Officer (and principal executive and accounting officer) Dated this 9th day of December, 2005